EXECUTION COPY


                        LETTER AMENDMENT


                                   Dated as of June 29, 1998

To the banks, financial institutions
and other institutional lenders
(collectively, the "Lenders") parties
to the Credit Agreement referred to below, Citibank, N.A., as an administrative agent and as paying agent (the "Paying Agent") for the Lenders, The Chase Manhattan Bank, as an administrative agent, BankBoston, N.A., as syndication agent, and The Bank of America
National Trust & Savings Association, as documentation agent

Ladies and Gentlemen:

          We refer to the Five-Year Credit Agreement dated as of July 28, 1997 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

          It is hereby agreed by you and us as follows:

          The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is amended by adding a new definition of "Investment Grade Date" to read as follows:

               "`Investment Grade Date'" means the first date on which the Paying Agent shall have received evidence satisfactory to it that the Borrower has a Public Debt Rating then in effect of at least BBB from S&P and at least Baa2 from Moody's, provided that the Borrower is not on "negative credit watch" (or any like designation by S&P or Moody's from time to time) at such time as determined by S&P and Moody's."

          (b) Section 3.02(a)(i) is amended in full to read as follows:

               "(i)the representations and warranties contained in Section 4.01 (except, from and after the Investment Grade Date, the representations set forth in the last sentence of subsection (e) thereof) are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, in which case as of such specific date; and"

          (c) Section 4.01(g) is amended in full to read as follows:

               "(g)The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System); no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any margin stock other than the Voting Stock of the Borrower to the extent otherwise permitted under the Loan Documents; no proceeds of any Advance or drawings under any Letter of Credit will be used to extend credit to others for the purpose of purchasing or carrying any margin stock; and following application of the proceeds of each Advance or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 5.02(a) or 5.02(e) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender Party or any Affiliate of any Lender Party relating to Debt within the scope of Section 6.01(d) will be margin stock. For purposes of this
          Section 4.01(g), "assets" of the Borrower or any of its Subsidiaries includes, without limitation, treasury stock of the Borrower that has not been retired."

          This Letter Amendment shall become effective as of the date first above written when, and only when, the Paying Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Paying Agent that such Required Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of
Section 8.01 of the Credit Agreement.

          On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

          The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Paying Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least three counterparts of this Letter Amendment to Ms. Anna Rodriguez, Citicorp Securities, Inc., 399 Park Avenue, 11th Floor, Zone 20, New York, NY 10043, no later than 5:00 p.m. EDST on June 29, 1998.

          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

          This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                Very truly yours,


                                FEDERATED DEPARTMENT STORES, INC.

                                By:    /s/ Karen M. Hoguet
                                     Name:  Karen M. Hoguet
                                     Title:  Senior VP, CFO and Treasurer



Agreed as of the date first above written:

CITIBANK, N.A.,
     as an Administrative Agent and as Paying Agent

By:       /s/ Allen Fisher
     Name:  Allen Fisher
     Title:  Vice President


THE CHASE MANHATTAN BANK,
   as an Administrative Agent

By:       /s/ Barry K. Bergman
   Name:  Barry K. Bergman
   Title:  Vice President


BANKBOSTON, N.A.,
     as Syndication Agent

By:       /s/ Bethann R. Halligan
   Name:  Bethann R. Halligan
   Title:  Division Executive


THE BANK OF AMERICA, NT & SA,
     as Documentation Agent

By:       /s/ Sandra S. Ober
   Name:  Sandra S. Ober
   Title:  Managing Director



                              THE INITIAL LENDERS


                              CITIBANK, N.A.

                              By:       /s/ Allen Fisher
                                Name:  Allen Fisher
                                Title:  Vice President


                              THE CHASE MANHATTAN BANK

                              By:       /s/ Barry K. Bergman
                                Name:  Barry K. Bergman
                                Title:  Vice President


                              BANKBOSTON, N.A.

                              By:       /s/ Bethann R. Halligan
                                Name:  Bethann R. Halligan
                                Title:  Division Executive


                              THE BANK OF AMERICA, NT & SA

                              By:       /s/ Jody A. Pritchard
                                Name:  Jody A. Pritchard
                                Title:  Vice President


                              BANK OF SCOTLAND

                              By:       /s/ Annie Chin Tat
                                Name:  Annie Chin Tat
                                Title:  Senior Vice President


                              BANK ONE, N.A.

                              By:       /s/ Braden T. Krebs
                                Name:  Braden T. Krebs
                                Title:  Officer


                              BANQUE PARIBAS

                              By:       /s/ Karen E. Coons
                                Name:  Karen E. Coons
                                Title:  Vice President

                              By:       /s/ Ann B. McAloon
                                Name:  Ann B. McAloon
                                Title:  Vice President


                              CREDIT AGRICOLE INDOSUEZ

                              By:       /s/ Dean Balice
                                Name:  Dean Balice
                                Title:  Senior Vice President, Branch Manager

                              By:       /s/ David Bouhl
                                Name:  David Bouhl
                                Title:  Head of Corporate Banking, Chicago


                              COMERICA BANK

                              By:       /s/ Hugh G. Porter
                                Name:  Hugh G. Porter
                                Title:  Vice President


                              CREDIT SUISSE FIRST BOSTON

                              By:       /s/ Chris T. Horgan
                                Name:  Chris T. Horgan
                                Title:  Vice President

                              By:       /s/ Robert Hetu
                                Name:  Robert Hetu
                                Title:  Associate


                              THE FIFTH THIRD BANK

                              By:       /s/ A. K. Havcn
                                Name:  A. K. Havcn
                                Title:  Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:       /s/ Dianne M. Stark
                                Name:  Dianne M. Stark
                                Title:  Vice President


                              THE FIRST NATIONAL BANK OF MARYLAND

                              By:       /s/ Jerome A. Ratliffe
                                Name:  Jerome A/ Ratliffe
                                Title:  Vice President


                              FLEET NATIONAL BANK

                              By:       /s/ Richard M. Seufert
                                Name:  Richard M. Seufert
                                Title:  Vice President


                              THE MITSUI TRUST & BANKING
                              COMPANY, LTD.

                              By:       /s/ Eiilhi Akama
                                Name:  Eiilhi Akama
                                Title:  Vice President


                              NATIONAL BANK OF KUWAIT

                              By:       /s/ Muhannad Kamai
                                Name:  Muhannad Kamai
                                Title:  Assistant General Manager

                              By:       /s/ Robert J. McNeill
                                Name:  Robert J. McNeill
                                Title:  Executive Manager


                              PNC BANK, OHIO, NATIONAL ASSOCIATION

                              By:       /s/ Bruce A. Kintner
                                Name:  Bruce A. Kintner
                                Title:  Vice President


                              THE SANWA BANK, LIMITED
                              NEW YORK BRANCH

                              By:       /s/ Jean-Michel Fatovie
                                Name:  Jean-Michel Fatovie
                                Title:  Vice President


                              STANDARD CHARTERED BANK, N.A.

                              By:       /s/ David D. Cutting
                                Name:  David D. Cutting
                                Title:  Senior Vice President

                              By:       /s/ Natalie S. Yang
                                Name:  Natalie S. Yang
                                Title:  Senior Relationship Manager


                              STAR BANK, N.A.

                              By:       /s/ Derek S. Roudebush
                                Name:  Derek S. Roudebush
                                Title:  Vice President


                              SUNTRUST BANK CENTRAL FLORIDA, N.A.

                              By:       /s/ C. Scott Harrison
                                Name:  C. Scott Harrison
                                Title:  Corporate Banking Officer


                              UNION BANK OF CALIFORNIA, N.A.

                              By:       /s/ Susan D. Biba
                                Name:  Susan D. Biba
                                Title:  Vice President


                              WACHOVIA BANK, N.A.

                              By:       /s/ Bradford L. Watkins
                                Name:  Bradford L. Watkins
                                Title:  Vice President